UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: September 13, 2012

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. — Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On September 13, 2012, LTC Properties, Inc. (“LTC Properties” or the “Corporation”) filed Articles Supplementary (the “Articles Supplementary”) to the charter of the Corporation (the “Charter”) with the State Department of Assessments and Taxation of Maryland (the “Department”) effecting the reclassification of the Corporation’s 8.5% Series E Cumulative Convertible Preferred Stock (“Series E Preferred Stock”) and the Corporation’s 8% Series F Cumulative Preferred Stock (“Series F Preferred Stock”) as authorized but unissued and unclassified shares of Preferred Stock of the Corporation.  On September 13, 2012, LTC Properties, Inc. filed Articles of Restatement (the “Articles of Restatement”) with the Department to consolidate all of its outstanding charter documents into a single instrument.  The Articles Supplementary and Articles of Restatement became effective upon filing with the Department.

No shares of Series E Preferred Stock and no shares of Series F Preferred Stock were outstanding immediately prior to the Articles Supplementary becoming effective.  As previously disclosed, LTC Properties on September 9, 2010 redeemed all of the total number of outstanding shares of Series E Preferred Stock.  As also previously disclosed, LTC Properties on April 25, 2011 redeemed all of the total number of outstanding shares of Series F Preferred Stock.

The descriptions herein of the Articles Supplementary and the Articles of Restatement are qualified in their entirety by reference to the Articles Supplementary and the Articles of Restatement, copies of which are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.  Except as described in this Current Report on Form 8-K, the Articles Supplementary and Articles of Restatement did not amend, alter or modify any other terms or provisions of the Corporation’s Charter.

The information in this Form 8-K and the related information in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of LTC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

3.1                               LTC Properties Inc. Articles Supplementary Redesignation and Reclassification of 2,200,000 of Shares of 8.5% Series E Cumulative Convertible Preferred Stock and 6,640,000 Shares of 8% Series F Cumulative Preferred Stock as Preferred Stock

3.2                              LTC Properties Inc. Articles of Restatement

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: September 14, 2012	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
CEO & President